UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
October 25, 2022
Date of Report (Date of earliest event reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact name of registrant as specified in its charter)

Maryland
(Life Storage, Inc.)	1-13820	16-1194043

Delaware
(Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716) 633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Life Storage, Inc.:
Emerging growth company ☐
Life Storage LP:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc. ☐
Life Storage LP ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On October 25, 2022, Life Storage, Inc. (the “Company”) announced that Andrew J. Gregoire, the Chief Financial Officer of the Company, will retire effective January 2, 2023, and that Alexander E. Gress, the Company’s current Vice President, Finance, Corporate Planning, and Investor Relations, will succeed Mr. Gregoire as Chief Financial Officer of the Company effective upon Mr. Gregoire’s retirement.
In connection with Mr. Gregoire’s retirement as Chief Financial Officer of the Company, the Company and Mr. Gregoire entered into an Amendment to Employment Agreement and Retirement Agreement (the “Amendment and Agreement”). Pursuant to the Amendment and Agreement, the parties agreed that Mr. Gregoire will retire as of January 2, 2023 and will continue to receive his current salary and bonus, if any, through his retirement date. He will remain eligible for a bonus, if any, for 2022 service under the Company’s annual incentive compensation plan and the performance metrics of such plan, vest in certain previously issued restricted stock upon his retirement and be entitled to receive performance shares under previously issued performance-based share awards as if he had remained in the employment of the Company through the end of the applicable performance period. The foregoing description of the Amendment and Agreement does not purport to be complete and is qualified in its entirety by reference to the full Amendment and Agreement which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
Mr. Gress, age 49, has served as Vice President, Finance, Corporate Planning, and Investor Relations of the Company since October 18, 2021. Prior to joining the Company, Mr. Gress served as Executive Vice President & Chief Financial Officer of the Hamister Group, LLC, a privately held real estate investment platform, and as a General Partner of Meritas Equity Partners, a private equity firm, from February 2020 through October 2021. Prior to that, Mr. Gress served in executive management and leadership positions for national and international banking institutions, as well as venture capital platforms, for over 20 years including JPMorgan Securities Inc. and Lehman Brothers Ltd. in London. Mr. Gress started his career at Price Waterhouse LLP in New York City in 1995.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Employment Agreement and Retirement Agreement by and Among Life Storage, Inc., Life Storage LP, and Andrew J. Gregoire, dated October 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: October 25, 2022	By:	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer

LIFE STORAGE LP

Date: October 25, 2022	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By:	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer